Exhibit 4.1

NUMBER 9358

SHARES



INCORPORATED UNDER THE LAWS
OF THE STATE OF IDAHO

CUSIP 603432 10 5

MINES MANAGEMENT, INC.

THIS CERTIFIES THAT

is the owner of

SPECIMEN

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF $.25 PAR VALUE OF

MINES MANAGEMENT, INC.

transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent, and registered by the Registrar.

Witness the facsimile seal of the Corporation and signatures of its duly authorized officers.

Dated:

[redacted]



MINES MANAGEMENT INC.
CORPORATE
SEAL
WALLACE, IDAHO

[redacted]

AMERICAN BANK NOTE COMPANY

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

PHRASE ABBREVIATION	EQUIVALENT	PHRASE ABBREVIATION	EQUIVALENT
JT TEN	As joint tenants, with right of survivorship and not as tenants in common	TEN BY ENT	As tenants by the entireties
TEN IN COM	As tenants in common	UNIF GIFT MIN ACT	Uniform Gifts to Minors Act

WORD ABBREVIATION	EQUIVALENT	WORD ABBREVIATION	EQUIVALENT	WORD ABBREVIATION	EQUIVALENT
ADM	Administrator(s) Administratrix	EST	Estate, Of estate of	PAR	Paragraph
		EX	Executor(s), Executrix	PL	Public Law
AGMT	Agreement	FBO	For the benefit of	TR	(As) trustee(s), for, of
ART	Article	FDN	Foundation	U	Under
CH	Chapter	GDN	Guardian(s)	UA	Under agreement
CUST	Custodian for	GDNSHP	Guardianship	UW	Under will of, Of will of, Under last will & testament
DEC	Declaration	MIN	Minor(s)		
DTD	Dated				

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the shares of the capital stock represented by the within certificate as follows:

______________________________________ ( ) SHARES

INDICATE THE NUMBER OF SHARES

TO ______________________________________

(FULL NAME AND ADDRESS OF ASSIGNEE SHOULD BE TYPEWRITTEN OR PRINTED LEGIBLY)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

STREET CITY STATE ZIP CODE

______________________________________ ( ) SHARES

INDICATE THE NUMBER OF SHARES

TO ______________________________________

(FULL NAME AND ADDRESS OF ASSIGNEE SHOULD BE TYPEWRITTEN OR PRINTED LEGIBLY)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

STREET CITY STATE ZIP CODE

and hereby irrevocably constitute and appoint

______________________________________ as attorney

to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated ____________________

(Sign Here) ______________________________________
(SIGNATURE MUST CORRESPOND WITH NAME ON FACE OF CERTIFICATE)

(Sign Here) ______________________________________
(SIGNATURE MUST CORRESPOND WITH NAME ON FACE OF CERTIFICATE)

SIGNATURE(S) MUST BE GUARANTEED

IMPORTANT NOTICE: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorney", this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (1) fill in the name of the new owner in the "Assignee" blank, or (2) IF YOU ARE SENDING THE SIGNED CERTIFICATE TO YOUR BANK OR BROKER, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use insured mail for stock certificates.